U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 30, 2010

Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

 (Exact name of Registrant as specified in its charter)

Delaware	333-63951	52-2102424
(State or other jurisdiction of incorporation or organiztion)	(Commission File No.)	(I.R.S. Employee I.D. Number)

830 Third Avenue, 8th Floor New York, New York 10022
(Address of principal executive offices (Zip Code)

(212) 355-2449

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2010, Michael Feinsod, Chief Executive Officer, President and a Director of Ameritrans Capital Corporation (“Ameritrans”), and Senior Vice President and a Director of Elk Associates Funding Corporation (“Elk” and, together with Ameritrans, the “Company”), a wholly-owned subsidiary of Ameritrans, was appointed to serve as Chief Financial Officer and Treasurer of the Company for an interim period until his successor is duly elected and qualified. The Company is in the process of identifying a qualified person to serve as the Company’s Chief Financial Officer on a permanent basis.

Mr. Feinsod replaces the Company’s former Chief Financial Officer, Gary Granoff, who had agreed to serve as Chief Financial Officer of the Company until June 30, 2010 in accordance with the Amended and Restated Employment Agreement between the Company and Mr. Granoff, dated as of October 1, 2008, as amended on November 12, 2009. Mr. Granoff continues to serve as a member of the Company’s Board of Directors and as the Managing Director of Ameritrans.

Mr. Feinsod, age 39, has been a director of the Company since December 2005, President since November, 2006, Chief Compliance Officer since July 2008 and Chief Executive Officer since October 2008. Since November 2006, Mr. Feinsod has also served as a Senior Vice President of Elk. Since 1999, Mr. Feinsod has been a managing member of Infinity Capital, LLC, an investment management company. Prior to founding Infinity Capital, LLC, Mr. Feinsod worked as an analyst and portfolio manager for Mark Boyar & Company, Inc. Mr. Feinsod is a member of the board of directors of The Kingstone Companies, Inc. (NASDAQ: KINS) and its wholly-owned subsidiary Kingstone Insurance Company, Inc., a property and casualty insurance company. Mr. Feinsod is admitted to practice law in New York and was an associate in the corporate law department of Paul, Hastings, Janofsky & Walker LLP from 1996 to 1997. Mr. Feinsod holds a BA from The George Washington University and a JD from Fordham University School of Law.

On May 28, 2010, Mr. Feinsod entered into an amended and restated employment agreement with the Company. The material terms of such agreement were described in Item 5.02 of Ameritrans’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2010, which is incorporated herein by reference. The terms of Mr. Feinsod’s employment agreement with the Company were not amended in connection with his appointment as Chief Financial Officer and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

AMERITRANS CAPITAL CORPORATION

By:  /s/ Michael Feinsod

Name:  Michael Feinsod

Title: Chief Executive Officer and President

Dated: July 7, 2010